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                                                                   Exhibit 10.10
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                                PLEDGE AGREEMENT


     PLEDGE AGREEMENT dated as of December 27, 2000 from Curis, Inc., a Delaware corporation (the "Pledgor"), to Fleet National Bank (the "Pledgee").

     1. PLEDGE. The Pledgor hereby pledges and assigns to the Pledgee, and hereby grants a security interest to the Pledgee in, 100 shares of Common Stock, $0.001 par value, of Curis Securities Corporation, a Massachusetts corporation (the "Company"), such shares (together with any and all other rights and property now or hereafter pledged hereunder) being herein called the "Collateral". The Pledgor is simultaneously herewith delivering to the Pledgee the certificate or certificates representing the Collateral, together with a duly executed blank stock power transferring same.

     2. SECURITY. This Agreement is made with the Pledgee to secure the following (collectively, the "Obligations"): (i) the obligations of the Pledgor hereunder and/or under that certain letter agreement of even date herewith (the "Loan Agreement") between the Pledgor and the Pledgee, (ii) the $5,000,000 face principal amount promissory note of the Pledgor (the "Term Note") described in the Loan Agreement, and (iii) all other obligations, agreements, covenants, undertakings and liabilities of the Company and/or the Pledgor to the Pledgee, all whether now existing or hereafter arising.

     3. REPRESENTATIONS AND WARRANTIES. The Pledgor represents, warrants and agrees that: (a) the Collateral is validly issued, fully paid and non-assessable, and the Pledgor has good and valid title to the same, free and clear of any liens, charges or encumbrances thereon or affecting the title thereto (except for the security interest created hereby); (b) the Pledgor has good right and lawful authority to pledge, assign, transfer, deliver, deposit, set over and confirm unto the Pledgee the Collateral as provided herein and will warrant and defend the title thereto and the lien thereon conveyed to the Pledgee by this Agreement against all claims of all Persons (as defined in the Loan Agreement) and will maintain and preserve such lien; (c) the execution, delivery and performance of this Agreement and the delivery of the Collateral to the Pledgee do not and will not contravene the charter documents or by-laws of the Company or the Pledgor or any agreement, commitment, indenture, contract or other obligation or restriction affecting the Company or the Pledgor or any of their respective properties; (d) this Agreement and the delivery of the Collateral to the Pledgee create in the Pledgee a fully perfected first security interest in the Collateral; (e) the Pledgor owns and will at all times own 100% of the outstanding equity securities of the Company and the Collateral from time to time pledged to the Pledgee by the Pledgor constitutes and will continue to constitute 100% of each class of outstanding equity securities of the Company; and (f) this Agreement is the legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms. The Pledgor covenants that Pledgor will have the like title to and right to pledge any other property of the Pledgor at any time hereafter required to be pledged to the Pledgee hereunder, that the Pledgee will have a like security interest in such other property and that Pledgor will likewise defend the Pledgee's rights and security interest therein.

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     4.  EVENTS OF DEFAULT.  As used herein, an Event of Default shall be deemed to have occurred upon the occurrence of any one or more of the following: (a) any representation or warranty of the Pledgor and/or the Company made herein or made in connection with the execution and delivery of the Loan Agreement or in connection with any of the transactions contemplated thereby (including, without limitation, any representation made by the Company in its inducement letter of even date herewith) shall at any time prove to have been incorrect in any material respect when made; or (b) the Pledgor and/or the Company shall fail to perform, fulfill or observe any covenant or agreement contained herein and such failure shall continue unremedied for thirty (30) days after written notice thereof to the Pledgor; or (c) any default shall exist, beyond the expiration of any applicable notice and/or grace period, under any Obligation; or (d) any "Event of Default" (as defined in the Loan Agreement) shall exist and shall continue uncured beyond the expiration of any applicable notice and/or grace period; or (e) there shall be filed by or against the Pledgor and/or the Company any voluntary or involuntary case or proceeding seeking discharge, arrangement, reorganization or other relief under any bankruptcy, insolvency or similar law now or hereafter in effect (other than an involuntary proceeding filed without the consent or acquiescence of the Pledgor or the Company and dismissed within 60 days of the commencement thereof), or the Pledgor and/or the Company shall make a general assignment for the benefit of creditors or a trustee or receiver or similar official shall be appointed for the Pledgor and/or the Company or any of the Pledgor's and/or the Company's property; or (e) the Collateral pledged hereunder in which the Pledgee has a fully perfected first priority security interest shall for any reason not constitute 100% of the outstanding capital stock of the Company. Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to vote any and all shares of the Collateral and give consents, waivers and ratifications in respect thereof; PROVIDED, HOWEVER, that no vote shall be cast or consent, waiver or ratification given or action taken which would violate any of the provisions hereof or of the Loan Agreement or any instrument or agreement executed by the Pledgor and/or the Company and delivered pursuant to or in connection with the Loan Agreement or which would involve any violation of any of such provisions. All such rights to vote and give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing and the Pledgee shall give the notice referred to in the following sentence. At any time after the occurrence and during the continuance of an Event of Default, and upon written notice by the Pledgee of its intention to do so, the Pledgee may vote any or all shares of the Collateral (whether or not transferred as hereinafter provided) and give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution, so to do), and at any time the Pledgee may transfer into the Pledgee's name, or into the name of the Pledgee's nominee, any or all shares of the Collateral. The Pledgor hereby irrevocably constitutes and appoints the Pledgee as the Pledgor's agent and attorney-in-fact, with full power of substitution, upon the occurrence and during the continuance of any Event of Default, to execute (in the name and on behalf of the Pledgor) and deliver all such stock transfer powers and other documents which the Pledgee may reasonably require in order to carry out the intent of this Section 4. The Pledgee being a secured party with respect to the Collateral, the rights and powers conferred by this Section are expressly agreed to be coupled with an interest and, therefore, irrevocable.

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     5.  DIVIDENDS.  Unless and until an Event of Default shall have occurred and be continuing and written notice of such Event of Default shall have been given to the Pledgor and the Company, all cash dividends paid in respect of the Collateral may be received by the Pledgor; otherwise all dividends shall be paid to the Pledgee. Nothing contained herein, however, will be deemed to authorize the payment to the Pledgor of any dividends other than those, if any, which are expressly permitted under the Loan Agreement.

     6. REMEDIES IN CASE OF AN EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall have the right to exercise in respect of the Collateral all the rights and remedies available to a secured party under the Uniform Commercial Code in effect at the time in The Commonwealth of Massachusetts and may also exercise all other rights and remedies permitted under the laws of The Commonwealth of Massachusetts or any other applicable jurisdiction. After the occurrence and during the continuance of an Event of Default, the Pledgee may, upon ten (10) days' notice in writing to the Pledgor (the Pledgor agreeing that such notice shall be deemed to meet any requirement for reasonable notice), sell, assign and deliver the whole or, from time to time, any part of the Collateral, or any interest in any part thereof, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise, for cash or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its uncontrolled discretion may determine, the Pledgor hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder; at any such sale the Pledgee may bid for and purchase the whole or any portion of the Collateral and may make payment therefor by any means. The Pledgee shall apply the cash proceeds actually received by it from any sale or other disposition, together with any other moneys at the time held by it hereunder, to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, and all reasonable legal expenses, travel and other expenses which may be incurred by the Pledgee in collecting or attempting to collect any of the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to such sums in such order as to principal or interest remaining unpaid as the Pledgee in its sole discretion may reasonably determine, and any surplus shall be paid to the Pledgor and the Pledgor shall remain liable for any deficiency. The Pledgee shall not be required to resort to or marshall any present or future security for, or guaranties of, the obligations secured hereby (including, but not limited to, this Agreement and the Collateral pledged hereunder), or to resort to any such security or guaranties in any particular order. In realizing on the Collateral, the Pledgee shall not be required to give notice to, or join in any action, or otherwise proceed in any way against the Company or any other property now or hereafter pledged to the Pledgee by the Company, the Pledgor or any other Person. The Pledgee's remedies shall be cumulative with all other rights, however existing or arising, and may be exercised concurrently or separately. Neither failure nor delay on the Pledgee's part to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other further exercise thereof or the exercise of any other right, remedy, power or privilege.

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     The Pledgor recognizes that the Pledgee may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that any such private sales may be at prices and on other terms less favorable to the seller than if sold at public sales and that such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they were private sales. The Pledgee shall be under no obligation to delay a sale for the period of time necessary to permit the issuer of the securities to register such securities for public sale under the Act, even if the issuer would agree to do so.

     7. PLEDGOR'S OBLIGATIONS NOT AFFECTED. The obligations of the Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) any amendment or modification of or addition or supplement to the Loan Agreement, the Term Note or any other instrument referred to or delivered in connection with the Loan Agreement, or any assignment or transfer of any thereof; (b) any exercise or non-exercise by the Pledgee of any right, remedy, power or privilege under or in respect of this Agreement, the Loan Agreement, the Term Note or any Obligation; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Loan Agreement, the Term Note or any Obligation; or (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or the like, of the Pledgor and/or the Company; all whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

     8. TRANSFER BY THE PLEDGOR; STOCK ISSUANCES. Without the prior written consent of the Pledgee, the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber, any of the Collateral or any interest therein, nor will the Pledgor permit or suffer to exist any lien or other encumbrance (except in favor of the Pledgee) on any of the Collateral or any interest therein. The Pledgor will not suffer or permit the Company to issue any additional shares of its capital stock unless same are pledged to the Pledgee as additional Collateral hereunder.

     9. TERMINATION. Upon payment in full of the principal of and interest on the Term Note and performance of all of the Obligations and the expiration or earlier termination of the term loan arrangements and other credit facilities provided for by the Loan Agreement, this Agreement shall terminate and such of the Collateral as has not theretofore been sold or otherwise applied pursuant to the provisions of this Agreement shall be delivered to the Pledgor.

     10. NOTICE. All notices and other communications hereunder shall be in writing and shall be given in the manner and to the addresses provided for in the Loan Agreement.

     11. FURTHER ASSURANCES. The Pledgor will do all such acts, and will furnish to the Pledgee all such financing statements, certificates, opinions and other documents, and will do or cause to be done all such other things, as the Pledgee may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Pledgee hereunder.

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     12.  PLEDGEE'S EXONERATION.  Under no circumstances shall the Pledgee be deemed to have assumed any responsibility for or obligation or duty with respect to any part or all of the Collateral beyond the safe custody of any such Collateral actually delivered to and received by the Pledgee, and the same shall be at the Pledgor's sole risk at all times except as aforesaid. The Pledgee shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Collateral or against any other parties. The Pledgor hereby releases the Pledgee from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the use of the Collateral and/or any actions taken or omitted to be taken by the Pledgee acting reasonably and in good faith, and the Pledgor hereby agrees to hold the Pledgee harmless from and with respect to any and all such claims, causes of action and demands. The Pledgee's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection with respect to any of the Obligations.

     13. REORGANIZATIONS. In the event of any one or more reclassifications, changes, exchanges, stock splits, stock dividends, stock consolidations or other subdivisions or combinations of the shares of the capital stock of the Company or any immediate or remote successor to all or substantially all of the business or assets of the Company pursuant to any one or more of the events described in this sentence, or consolidations of the Company or any such successor into other corporations, or other recapitalizations or reorganizations affecting the Company or any such successor, or any one or more sales or conveyances to another corporation of the property of the Company or any such successor as an entirety or substantially as an entirety (each, a "Reorganization"), the Pledgor will deliver to the Pledgee, in readily transferable form, all securities and property which come to the Pledgor with respect to the Collateral as a result of that and any subsequent Reorganization, except for securities and property surrendered or canceled pursuant to any of same, and such securities and property shall thereupon become and constitute all or part of the Collateral, as the case may be. All sums of money and property paid or distributed in respect of the Collateral pursuant to a Reorganization which are received by the Pledgor shall, until paid or delivered to the Pledgee, be held in trust for the Pledgee to secure the payment of the principal of and interest on the Term Note and the due performance of and compliance with the Obligations.

     14. MISCELLANEOUS. Neither this Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, waiver, discharge or termination is sought. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the Pledgor and the Pledgee. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Agreement shall be construed and enforced in accordance with the laws of The Commonwealth of Massachusetts. This Agreement may be executed simultaneously in several counterparts, each of which will be deemed an original, but all of which together shall constitute one instrument. If any term or provision of this Agreement or the application thereof to any Person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such term or provision to Persons, properties and

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circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be duly executed, as an instrument under seal, as of the day and year first above written.

                                     PLEDGOR:

                                     CURIS, INC.


                                     By   /s/ George Eldridge
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                                       Name:  George Eldridge
                                       Title: Vice President


                                     PLEDGEE:

                                     FLEET NATIONAL BANK



                                     By   /s/ Kimberly Martone
                                       ------------------------------
                                       Name:  Kimberly Martone
                                       Title: Director

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